                                                                    EXHIBIT 99.1

                             JOINT FILING AGREEMENT

      Each of the undersigned persons hereby agrees and consents to this joint filing of Schedule 13G (including any and all amendments thereof) on their behalf pursuant to Section 13(d) and (g) of the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder. Each of these persons is not responsible for the completeness or accuracy of the information concerning the other persons making this filing, unless such person knows or has reason to believe that such information is inaccurate.

Date:  December 22, 2005

                              RCGM, LLC
                              (f/k/a Reservoir Capital Management, L.L.C.)

                              By: /s/ Craig Huff
                                  ----------------------------------------------
                              Name: Craig Huff
                              Title: President



                              RESERVOIR CAPITAL GROUP, L.L.C.

                              By: /s/ Craig Huff
                                  ----------------------------------------------
                              Name: Craig Huff
                              Title: President



                              RESERVOIR PCA FUND, L.P.
                              By: Reservoir Capital Group, L.L.C., its sole
                                  general partner

                              By: /s/ Craig Huff
                                  ----------------------------------------------
                              Name: Craig Huff
                              Title: President

                              RMF GP, LLC
                              By: Reservoir PCA Fund, L.P., its sole
                                  managing member
                              By: Reservoir Capital Group, L.L.C., its sole
                                  general partner

                              By: /s/ Craig Huff
                                  ----------------------------------------------
                              Name: Craig Huff
                              Title: President



                              RESERVOIR MASTER FUND, L.P.
                              By: RMG GP, LLC, its sole general partner
                              By: Reservoir PCA Fund, L.P., its sole
                                  managing member
                              By: Reservoir Capital Group, L.L.C., its sole
                                  general partner

                              By: /s/ Craig Huff
                                  ----------------------------------------------
                              Name: Craig Huff
                              Title: President


                                       13